                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.56507%

POOL NUMBER:  1749

____________________________________________________________________________________________

ISSUE DATE:  07/30/2001

CERTIFICATE BALANCE AT ISSUE:    $197,968,317.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     442                         $197,968,317.02

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $649,620.58

Unscheduled Principal Collection/Reversals                             $4,123.41

Liquidations-in-full                                       7       $3,340,310.31

Net principal Distributed                                          $3,994,054.30     ($3,994,054.30)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        435                         $193,974,262.72

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,174,427.72

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $89,591.47

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $5,078,890.55

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.56507%

POOL NUMBER:  1749

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $3,994,054.30     $1,084,836.25             $0.00     $1,084,836.25             $0.00     $5,078,890.55

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $3,200,681.00             $0.00             $0.00             $0.00     $3,200,681.00

Bankruptcy Bond

   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $3,959,366.34             $0.00             $0.00             $0.00     $3,959,366.34

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,

IB5, IB6 Certificates immediately after the principal and interest distribution on 08/25/2001 are as follows:

                Class       Class Principal Balance

                IB1                $1,380,457.77

                IB2                  $689,730.53

                IB3                  $393,704.56

                IB4                  $196,353.92

                IB5                  $196,353.92

                IB6                  $201,882.73

                              __________________

                Total              $3,058,483.43

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2001):

SERIES:  2001-s8                POOL NUMBER:  1749

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $193,974,262.72**                $0.00***                $0.00***

Number:                          435                      0                       0

% of Pool:                    100.00%                  0.00%                   0.00%

(Dollars)

% of Pool:                    100.00%                  0.00%                   0.00%

(No. of Loans)

                           IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                          VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2001 scheduled payments and July 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

July 31, 2001.

Trading Factor, calculated as of distribution date : 0.16979937.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2001, and unscheduled prepayments in months prior to August ) can be calculated.

                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.76202%

POOL NUMBER:  1756

____________________________________________________________________________________________

ISSUE DATE:  07/30/2001

CERTIFICATE BALANCE AT ISSUE:    $944,404,945.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2339                         $944,404,945.28

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $739,170.36

Unscheduled Principal Collection/Reversals                           $453,640.88

Liquidations-in-full                                       1         $299,585.73

Net principal Distributed                                          $1,492,396.97     ($1,492,396.97)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2338                         $942,912,548.31

SCHEDULED INTEREST AT MORTGAGE RATE:                               $5,774,105.82

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $452,074.92

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $6,814,427.87

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.76202%

POOL NUMBER:  1756

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $1,492,396.97     $5,322,030.90             $0.00     $5,322,030.90             $0.00     $6,814,427.87

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $9,444,049.00             $0.00             $0.00             $0.00     $9,444,049.00

Bankruptcy Bond

   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase    $28,332,148.36             $0.00             $0.00             $0.00    $28,332,148.36

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    3      $1,108,408.27         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,

IIB5, IIB6 Certificates immediately after the principal and interest distribution on 08/25/2001 are as follows:

                Class       Class Principal Balance

                IIB1              $15,569,807.94

                IIB2               $5,661,566.67

                IIB3               $4,245,675.39

                IIB4               $2,830,783.33

                IIB5               $1,414,892.06

                IIB6               $1,890,494.63

                              __________________

                Total             $31,613,220.03

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2001):

SERIES:  2001-s8                POOL NUMBER:  1756

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $942,912,548.31**        $1,108,408.27***        $1,108,408.27***

Number:                         2338                      3                       3

% of Pool:                    100.00%                  0.12%                   0.12%

(Dollars)

% of Pool:                    100.00%                  0.13%                   0.13%

(No. of Loans)

                           IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                          VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2001 scheduled payments and July 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

July 31, 2001.

Trading Factor, calculated as of distribution date : 0.82539795.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2001, and unscheduled prepayments in months prior to August ) can be calculated.